CONSOLIDATED BALANCE SHEETS (Parenthetical) (Cloud Peak Energy Inc. and Subsidiaries) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	200,000	200,000
Common stock, shares issued	61,296	61,114
Common stock, shares outstanding	60,896	60,839
Treasury stock, shares	292	276